UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) March 8, 2012

Assisted Living Concepts, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13498	93-1148702
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W140 N8981 Lilly Road, Menomonee Falls, Wisconsin 53051

(Address of Principal Executive Offices) (Zip Code)

(262) 257-8888

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 8, 2012, Assisted Living Concepts, Inc. (“ALC”) filed a press release reporting 2011 fourth quarter and annual results. This press release incorrectly stated the record date for ALC’s quarterly dividend as March 16, 2012. The correct record date is March 19, 2012. Shareholders of record on the close of business on March 19, 2012 will be paid a dividend in the amount of $.10 per share on March 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 8, 2012

By:	/s/ John Buono John Buono
Senior Vice President,
Chief Financial Officer & Treasurer

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